SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  July 27, 2005
                                                          ---------------


                         Progenics Pharmaceuticals, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     000-23143                  13-3379479
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


   777 Old Saw Mill River Road, Tarrytown, New York       10591
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       (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           ---------------


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         (Former name or former address, if changed since last report.)

Item 7.01 Regulation FD Disclosure.

On July 26, 2005, the Company announced that it has completed enrollment in a phase 1 clinical trial of PRO 140, a novel HIV entry inhibitor. PRO 140 is a humanized monoclonal antibody against CCR5 that blocks human immunodeficiency virus (HIV) infection. A copy of the press release is furnished herewith as
Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in the Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.       Description

99.1              Press release dated July 26, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROGENICS PHARMACEUTICALS, INC.


                                     By: /s/ Mark R. Baker
                                         -----------------
                                         Senior Vice President & General Counsel


Date: July 27, 2005